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                                                                    EXHIBIT (16)

                                POWER OF ATTORNEY

         We, the undersigned officers and Trustees of Eaton Vance Investment Trust, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner and Eric G. Woodbury, or either of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments to the Registration Statement on Form N-14 filed by Eaton Vance
Investment Trust with the Securities and Exchange Commission in respect of shares of beneficial interest, and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

   Name                            Capacity                        Date

/s/ Thomas J. Fetter        President and Principal            August 16, 1999
Thomas J. Fetter               Executive Officer

/s/ James L. O'Connor       Treasurer and Principal            August 16, 1999
-----------------------  Financial and Accounting Officer
James L. O'Connor

/s/ Jessica M. Bibliowicz           Trustee                    August 16, 1999
-------------------------
Jessica M. Bibliowicz

/s/ Donald R. Dwight                Trustee                    August 16, 1999
-------------------------
Donald R. Dwight

/s/ James B. Hawkes         Vice President and Trustee         August 16, 1999
-------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III            Trustee                   August 17, 1999
--------------------------
Samuel L. Hayes, III

/s/ Norton H. Reamer                Trustee                   August 16, 1999
--------------------------
Norton H. Reamer

/s/ Lynn A. Stout                   Trustee                   August 16, 1999
--------------------------
Lynn A. Stout

/s/ Jack L. Treynor                 Trustee                   August 16, 1999
-------------------------
Jack L. Treynor